Pilgrim’s Pride Corporation Financial Results for First Quarter Ended Mar 26, 2017

 Statements contained in this presentation that share our intentions, beliefs, expectations or predictions for the future, denoted by the words “anticipate,” “believe,” “estimate,” “should,” “expect,” “project,” “plan,” “imply,” “intend,” “foresee” and similar expressions, are forward-looking statements that reflect our current views about future events and are subject to risks, uncertainties and assumptions. Such risks, uncertainties and assumptions include the following matters affecting the chicken industry generally, including fluctuations in the commodity prices of feed ingredients and chicken; actions and decisions of our creditors; our ability to obtain and maintain commercially reasonable terms with vendors and service providers; our ability to maintain contracts that are critical to our operations; our ability to retain management and other key individuals; certain of our reorganization and exit or disposal activities, including selling assets, idling facilities, reducing production and reducing workforce, resulted in reduced capacities and sales volumes and may have a disproportionate impact on our income relative to the cost savings; risk that the amounts of cash from operations together with amounts available under our exit credit facility will not be sufficient to fund our operations; management of our cash resources, particularly in light of our substantial leverage; restrictions imposed by, and as a result of, our substantial leverage; additional outbreaks of avian influenza or other diseases, either in our own flocks or elsewhere, affecting our ability to conduct our operations and/or demand for our poultry products; contamination of our products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; changes in laws or regulations affecting our operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause our costs of business to increase, cause us to change the way in which we do business or otherwise disrupt our operations; competitive factors and pricing pressures or the loss of one or more of our largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels; and the impact of uncertainties of litigation as well as other risks described herein and under “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”).  Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations.  This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements. Cautionary Notes and Forward-Looking Statements 2

Eggs Sets Average Marginally Up in 2017 from 2016 Source: USDA 3 212,032 198,914 209,003 214,246 212,341 185,000 190,000 195,000 200,000 205,000 210,000 215,000 220,000 1/ 7 1/ 21 2/ 4 2/ 18 3/ 4 3/ 18 4/ 1 4/ 15 4/ 29 5/ 13 5/ 27 6/ 10 6/ 24 7/ 8 7/ 22 8/ 5 8/ 19 9/ 2 9/ 16 9/ 30 10 /1 4 10 /2 8 11 /1 1 11 /2 5 12 /9 12 /2 3 Th ou sa nd Eg g United States, Selected 19 Poultry Chicken, broiler Sets '12-'16 Range '15 '16 '17 '17 Est '12-'16 Avg

2017 Placements Modestly Higher Source: USDA 4 174,588 162,586 170,071 175,048 173,208 154,000 159,000 164,000 169,000 174,000 179,000 1/ 7 1/ 21 2/ 4 2/ 18 3/ 4 3/ 18 4/ 1 4/ 15 4/ 29 5/ 13 5/ 27 6/ 10 6/ 24 7/ 8 7/ 22 8/ 5 8/ 19 9/ 2 9/ 16 9/ 30 10 /1 4 10 /2 8 11 /1 1 11 /2 5 12 /9 12 /2 3 Th ou sa nd H ea d United States, Selected 19 Poultry Chicken, broiler Placed '12-'16 Range '15 '16 '17 '17 Est '12-'16 Avg

Broiler Type Hatching Layers In-line YTD with 2016 Source: USDA 5

Jumbo Bird Share Down Slightly After Significant Increase Since 2011 Source: USDA 6

Hatchery Utilization Close to Peak Levels Source: Agristats/EMI 7 84.00% 85.00% 86.00% 87.00% 88.00% 89.00% 90.00% 91.00% 92.00% 93.00% 94.00% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec % Hatchery Utilization 2016 2017 5 year avg.

 Hatching layers are in-line in Mar and YTD with last year.  Egg production is below 2016, while pullet placements are only slightly higher year on year, supportive of a modest production growth in 2017. Hatching Layers Flat vs 2016, Placements Marginally Higher Source: USDA 8

Cold Storage Levels Lower Than 2016 Source: USDA  Overall inventories 3.5% lower than 2016 levels, driven by strong retail and improved demand for export-oriented cuts. 9

Cutout Values above 2016 but still Lower than 5 year levels Source: PPC 10 Cutout Value

Leg Quarters Improved vs 2016, Other Parts In-line with Normal Seasonality Source: USDA 11

12 Strength in Small Bird and Retail Contracts Continues Source: EMI

Corn Stocks at Record High Levels  Global stocks continue to stay at record high levels.  USDA raised global stocks-to-use in April for new crop on higher than expected South American corn harvest. Source: USDA 13

Global Soybean Inventories Grow  Global inventories of soybeans remain high and at record high levels, surpassing 2014 previous highs.  Demand for oilseed products estimated to grow to finish out the 2016 crop year. Source: USDA 14

First Quarter 2017 Financial Review  Balanced performance during Q1 within Fresh; case-ready and small birds strength continues while large birds improving; MX operating results solid but FX impacted cost.  SG&A higher due to addition of GNP.  Adjusted Q1-17 EBITDA below Q1-16 but in- line with expectations on sequential improving operating performance in the U.S. Main Indicators ($M) Q1-17 Q1-16 Net Revenue 2,020.5 1,962.9 Gross Profit 215.2 237.6 SG&A 62.9 48.8 Operating Income 152.4 188.8 Net Interest 12.1 11.3 Net Income 93.9 118.4 Earnings Per Share (EPS) 0.38 0.46 Adjusted EBITDA* 204.0 233.5 Adjusted EBITDA Margin* 10.1% 11.9% * This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP. In $M U.S. MX Net Revenue 1,736.4 284.1 Operating Income 133.6 18.8 Operating Income Margin 7.7% 6.6% 15 Source: PPC

1,316.3 Solid Balance Sheet, With Plenty of Room for Strategic Investments Source: PPC  Cash Flow From Operations generation of $61MM in the quarter due to timing of strategic capital investments as well as bonus payments and share repurchase.  Net debt multiple is 1.5x LTM EBITDA, vs target of 2-3x, underlining our capability to fulfill strategic actions. 16 307.1

First Quarter 2017 Capital Spending Capex (US$M) Source: PPC  Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural projects.  New strategic projects will support key customers growth and de-emphasize our exposure to commodity markets by bringing more differentiated portfolio. 17

Investor Relations Contact Investor Relations: Dunham Winoto Director, Investor Relations E-mail: IRPPC@pilgrims.com Address: 1770 Promontory Circle Greeley, CO 80634 USA Website: www.pilgrims.com 18

Appendix: EBITDA Reconciliation “EBITDA” is defined as the sum of net income (loss) plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (i) income (loss) attributable to non-controlling interests, (ii) restructuring charges, (iii) reorganization items, (iv) losses on early extinguishment of debt and (v) foreign currency transaction losses (gains). EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the US (“GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under GAAP. They should not be considered as an alternative to cash flow from operating activities or as a measure of liquidity or an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with GAAP. Source: PPC 19 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Thirteen Weeks Ended March 26, 2017 March 27, 2016 (In thousands) Net income $ 94,463 $ 118,011 Add: Interest expense, net 12,084 11,340 Income tax expense (benefit) 47,901 62,604 Depreciation and amortization 50,390 42,391 Minus: Amortization of capitalized financing costs 951 928 EBITDA 203,887 233,418 Add: Foreign currency transaction losses (gains) 619 (235) Restructuring charges — — Minus: Net income (loss) attributable to noncontrolling interest 542 (360) Adjusted EBITDA $ 203,964 $ 233,543

Appendix: Reconciliation of LTM EBITDA Source: PPC The summary unaudited consolidated income statement data for the twelve months ended March 26, 2017 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the three months ended March 27, 2016 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 25, 2016 and (2) the applicable audited consolidated income statement data for the three months ended March 26, 2017. 20 PILGRIM'S PRIDE CORPORATION Reconciliation of LTM Adjusted EBITDA (Unaudited) Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended Thirteen Weeks Ended LTM Ended June 26, 2016 September 25, 2016 December 25, 2016 March 26, 2017 March 26, 2017 (In thousands) Net income $ 153,042 $ 98,527 $ 70,149 $ 94,463 $ 416,181 Add: Interest expense, net 10,865 11,834 10,158 12,084 44,941 Income tax expense (benefit) 78,398 51,060 40,844 47,901 218,203 Depreciation and amortization 46,293 45,772 46,059 50,390 188,514 Minus: Amortization of capitalized financing costs 962 970 972 951 3,855 EBITDA 287,636 206,223 166,238 203,887 863,984 Add: Foreign currency transaction losses (gains) (4,744) 4,142 4,734 619 4,751 Restructuring charges — 279 790 — 1,069 Minus: Net income (loss) attributable to noncontrolling interest 156 (130) (469) 542 99 Adjusted EBITDA $ 282,736 $ 210,774 $ 172,231 $ 203,964 $ 869,705

Appendix: EBITDA Margin Reconciliation Source: PPC EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by Net Revenue for the applicable period. 21 PILGRIM'S PRIDE CORPORATION Reconciliation of EBITDA Margin (Unaudited) Thirteen Weeks Ended Thirteen Weeks Ended March 26, 2017 March 27, 2016 March 26, 2017 March 27, 2016 (In thousands) Net income from continuing operations $ 94,463 $ 118,011 4.68% 6.01 % Add: Interest expense, net 12,084 11,340 0.60% 0.58 % Income tax expense (benefit) 47,901 62,604 2.37% 3.19 % Depreciation and amortization 50,390 42,391 2.49% 2.16 % Minus: Amortization of capitalized financing costs 951 928 0.05% 0.05 % EBITDA 203,887 233,418 10.09% 11.89 % Add: Foreign currency transaction losses (gains) 619 (235) 0.03% (0.01)% Restructuring charges — — — % — % Minus: Net income (loss) attributable to noncontrolling interest 542 (360) 0.03% (0.02)% Adjusted EBITDA $ 203,964 $ 233,543 10.09% 11.90 % Net Revenue: $ 2,020,492 $ 1,962,937 $ 2,020,492 $ 1,962,937

Appendix: Reconciliation of Adjusted Earnings Source: PPC A reconciliation of net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share to adjusted net income (loss) attributable to Pilgrim's Pride Corporation per common diluted share is as follows: 22 PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Earnings (Unaudited) Thirteen Weeks Ended March 26, 2017 March 27, 2016 (In thousands, except per share data) Net income (loss) attributable to Pilgrim's Pride Corporation $ 93,921 $ 118,371 Loss on early extinguishment of debt — — Foreign currency transaction losses (gains) 619 (235) Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) 94,540 118,136 Weighted average diluted shares of common stock outstanding 248,926 255,147 Income (loss) before loss on early extinguishment of debt and foreign currency transaction losses (gains) per common diluted share $ 0.38 $ 0.46

Appendix: Adjusted EPS Bridge Source: PPC A reconciliation of GAAP earnings per share (EPS) to adjusted earnings per share (EPS) is as follows: 23 PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Thirteen Weeks Ended March 26, 2017 March 27, 2016 (In thousands, except per share data) GAAP EPS $ 0.38 $ 0.46 Loss on early extinguishment of debt — — Foreign currency transaction losses (gains) — — Adjusted EPS $ 0.38 $ 0.46 Weighted average diluted shares of common stock outstanding 248,926 255,147

Appendix: Net Debt / Cash Position Reconciliation Source: PPC Net debt is defined as total long term debt less current maturities, plus current maturities of long term debt and notes payable, minus cash, cash equivalents and investments in available-for-sale securities. Net debt is presented because it is used by management, and we believe it is frequently used by securities analysts, investors and other parties, in addition to and not in lieu of debt as presented under GAAP, to compare the indebtedness of companies. A reconciliation of net debt is as follows: 24 PILGRIM'S PRIDE CORPORATION Reconciliation of Net Debt (Unaudited) March 26, 2017 March 27, 2016 December 25, 2016 December 27, 2015 December 28, 2014 (In thousands) Long term debt, less current maturities 1,346,990 $ 986,400 $ 1,011,858 $ 985,509 $ 3,980 Add: Current maturities of long term debt and notes payable 96 21,665 94 28,812 262 Minus: Cash and cash equivalents 30,762 574,888 120,328 439,638 576,143 Minus: Available-for-sale securities — — — — — Net debt (cash position) $ 1,316,324 $ 433,177 $ 891,624 $ 574,683 $ (571,901)

Appendix: Segment and Geographic Data Source: PPC 25 PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data Thirteen Weeks Ended March 26, 2017 March 27, 2016 (Unaudited) (In thousands) Sources of net sales by country of origin: US: $ 1,736,405 $ 1,670,281 Mexico: 284,087 292,656 Total net sales: $ 2,020,492 $ 1,962,937 Sources of cost of sales by country of origin: US: $ 1,548,099 $ 1,453,955 Mexico: 257,212 271,444 Elimination: (24) (24) Total cost of sales: $ 1,805,287 $ 1,725,375 Sources of gross profit by country of origin: US: $ 188,306 $ 216,326 Mexico: 26,875 21,212 Elimination: 24 24 Total gross profit: $ 215,205 $ 237,562 Sources of operating income by country of origin: US: $ 133,556 $ 174,590 Mexico: 18,772 14,160 Elimination: 24 24 Total operating income: $ 152,352 $ 188,774